                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Know all men by these presents, that each person whose signature appears below constitutes and appoints Scott D. Dorfman and David L. Gamsey and either of them, as attorneys-in-fact, with power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on the 30th day of March, 2001.

Signature                                                   Title
---------                                                   -----

/s/  Scott D. Dorfman                                       Chairman of the Board, President and Chief Executive
-------------------------------------------------           Officer (principal executive officer)
Scott D. Dorfman

/s/  David L. Gamsey                                        Senior Vice President, Chief Financial Officer and
-------------------------------------------------           Secretary (principal financial and accounting
David L. Gamsey                                             officer)

/s/  David L. Ellin                                         Senior Vice President, Chief Operating Officer and
-------------------------------------------------           Director
David L. Ellin

/s/ Larry C. Hanger                                         Senior Vice President--Business Development and
-------------------------------------------------           Director
Larry C. Hanger

/s/ Bruce V. Benator                                        Director
-------------------------------------------------
Bruce V. Benator

/s/ Martin J. Blank                                         Director
-------------------------------------------------
Martin J. Blank

/s/ William H. Scott, III                                   Director
-------------------------------------------------
William H. Scott, III